UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 5, 2007

The Allied Defense Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11376	04-2281015
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8000 Towers Crescent Drive, Suite 260, Vienna, Virginia		22182
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 847-5268

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

On October 11, 2007, The Allied Defense Group, Inc. (the "Company") issued 122,300 shares of its common stock to L B I Group, Inc (LBI Group). The shares were issued upon conversion of $1,143,505 of principal of the Amended and Restated Senior Secured Convertible Note issued by the Company to LBI Group in June, 2007.

On October 5, 2007, The Allied Defense Group, Inc. (the "Company") issued 28,200 shares of its common stock to Portside Growth & Opportunity Fund ("Portside"). The shares were issued upon conversion of $263,670 of principal of the Amended and Restated Senior Secured Convertible Note issued by the Company to Portside in June, 2007.

The issuance of the shares of common stock was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Allied Defense Group, Inc.

October 16, 2007	By:	John J. Marcello

Name: John J. Marcello
Title: President and Chief Executive Officer